SUPPLEMENT DATED SEPTEMBER 7, 2016

TO THE PROSPECTUS DESCRIBED BELOW

VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana (Class I) (Ticker: VMTIX)

Viking Tax-Free Fund for North Dakota (Class I) (Ticker: VNDIX)

(collectively, the “Funds”)

Prospectus (Class I Shares) dated August 1, 2016 (the “Prospectus”)

The first paragraph set forth under the heading “Your Account – Investor Services – Share Class Conversions” in the Prospectus is deleted in its entirety and replaced with the following:

Shares of one class of a Fund may be converted to shares of another class of the same Fund, provided that you are eligible to buy the new share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of a Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any contingent deferred sales charge (“CDSC”) associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

See the applicable prospectus for share class information. Fees and expenses differ between share classes. You should read the prospectus for the share class into which you are seeking to convert your shares prior to the conversion.

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The information set forth in the Prospectus and Statement of Additional Information dated August 1, 2016 for the Class I shares of the Funds is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds’ Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE